UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 9, 2004
                                                          -------------

                                 TECHLABS, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


     Florida                        000-26233                  65-0843965
 ---------------                  ------------           ----------------------
 (State or other                  (Commission                (IRS Employer
 jurisdiction of                  File Number)           Identification Number)
  incorporation)


               8905 Kingston Pike, Suite 307, Knoxville, TN 37923
         --------------------------------------------------------------
                   (Address of executive offices and Zip Code)


       Registrant's telephone number, including area code: (865) 368-6344
                                                           --------------

                                 not applicable
                            -------------------------
          (Former name or former address, if changed since last report)

ITEM 4.  CHARGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On March 9, 2003 we notified Dempsey Vantrease & Follis PLLC, our principal independent accountant, that we were terminating their services. The report of Dempsey Vantrease & Follis PLLC on our financial statements for the fiscal year ended December 31, 2002 contained an explanatory paragraph as to our ability to continue as a going concern. Other than such going concern modification, such report did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. There were no disagreements between our company and Dempsey Vantrease & Follis PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Dempsey Vantrease & Follis PLLC's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         As previously disclosed in our Reports on Form 8-K and Form 8-K/A filed on October 1, 2002 and October 7, 2002 regarding the previous change in our principal independent accountant from Rodefer Moss & Co. PLLC to Dempsey Vantrease & Follis PLLC prior to the termination on September 30, 2002 there were no disagreements between our company and Rodefer Moss & Co. PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Rodefer Moss & Co. PLLC's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. A copy of the letter from Rodefer Moss & Co. PLLC to the SEC confirming the foregoing statement was filed as an exhibit to our Report on Form 8-K as filed on October 1, 2002 and Report on Form 8-K/A as filed on October 7, 2003.

         Accordingly, during the two most recent fiscal years and any subsequent interim period prior to each of their respective resignation or termination, there were no disagreements between our company and either of Dempsey Vantrease & Follis LLP or Rodefer Moss & Co. PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to such firm's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         The change in our principal independent accountants was approved by our board of directors.

         On March 9, 2004 we engaged Webb & Company, P.A. to act as our principal independent accountant. Prior to such engagement, during the two most recent fiscal years and any subsequent interim period prior to engaging Webb & Company, P.A. we did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements.

         The change in our principal independent accountants was approved by our board of directors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

         Exhibit No.                       Description
         -----------                       -----------

         16.1 Letter from Dempsey Vantrease & Follis LLP regarding change in certifying accountants





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Techlabs, Inc.


Date: March 25, 2004                    By: /s/ Jayme Dorrough
                                            ------------------
                                            Jayme Dorrough, President


                                       3